UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                        ---------------------------------

                                    FORM 8-K

                        ---------------------------------

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 31, 2008

                           FIRST MERCHANTS CORPORATION

             (Exact name of registrant as specified in its charter)

                                     INDIANA

                 (State or other jurisdiction of incorporation)

0-17071                                                   35-1544218
(Commission File Number)                      (IRS Employer Identification No.)

200 East Jackson Street
P.O. Box 792
Muncie, Indiana                                          47305-2814
(Address of principal executive offices)                 (Zip Code)

       Registrant's telephone number, including area code: (765) 747-1500

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

_ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
_ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
_ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
_ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.        Completion of Acquisition or Disposition of Assets.

     On December 31, 2008, First Merchants Corporation completed its previously announced acquisition of all of the assets of Lincoln Bancorp through the merger of Lincoln Bancorp with and into First Merchants Corporation (the "Merger").

     As part of the Merger, shareholders of Lincoln Bancorp shall receive approximately 3,040,460 shares of First Merchants Corporation common stock and approximately $16.8 million in cash in exchange for their Lincoln Bancorp common shares. The form and amount of such consideration was arrived at through arms length negotiations between First Merchants Corporation and Lincoln Bancorp.

In connection with the Merger, shareholders of Lincoln Bancorp were offered the opportunity to elect to receive either 0.7004 shares of First Merchants Corporation common stock or $15.76 in cash in exchange for each Lincoln Bancorp common share owned by them. Pursuant to the terms of the Merger, under certain circumstances, the 0.7004 exchange ratio was subject to adjustment and the cash elections made by Lincoln Bancorp shareholders were subject to being converted into elections to receive stock. Although the 0.7004 exchange ratio will not be adjusted, the cash elections made by Lincoln shareholders will be proportionately converted into elections to receive stock in accordance with the terms of the Agreement of Reorganization and Merger referenced below. Cash will also be paid by First Merchants Corporation in lieu of issuing fractional shares resulting from the 0.7004 exchange ratio.

     For further information regarding the terms of the Merger, see the Agreement of Reorganization and Merger between First Merchants Corporation and Lincoln Bancorp dated September 2, 2008, as amended on October 29, 2008, incorporated as an exhibit hereto.

     A copy of the press release announcing consummation of the Merger is also filed as an exhibit hereto and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

       (d)  Exhibits.

            Exhibit 2.1 Agreement of Reorganization and Merger by and between First Merchants Corporation and Lincoln Bancorp dated September 2, 2008, as amended on October 29, 2008. (Incorporated by reference to Exhibit 2 to First Merchants Corporation's Pre-Effective Amendment No. 4 to Form S-4 filed November 26, 2008.)

            Exhibit 99.1      Press Release dated January 2, 2009.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           By:  /s/  Mark K. Hardwick
                                     -------------------------------------------
                                     Mark K. Hardwick, Executive Vice President
                                     and Chief Financial Officer


Dated:  January 2, 2009

                                  EXHIBIT INDEX



Exhibit No.                                 Description


    Exhibit 2.1 Agreement of Reorganization and Merger by and between First Merchants Corporation and Lincoln Bancorp dated September 2, 2008, as amended on October 29, 2008. (Incorporated by reference to Exhibit 2 to First Merchants Corporation's Pre-Effective Amendment No. 4 to Form S-4 filed November 26, 2008.)

            99.1           Press Release dated January 2, 2009.

                                  Exhibit 99.1


                                  PRESS RELEASE


N/E/W/S  R/E/L/E/A/S/E
January 2, 2009

For immediate release

For further information, contact:
Mark Hardwick, Executive VP and Chief Financial Officer       765-751-1857


First Merchants Corporation Announces the Completion of Merger with Lincoln Bancorp

(Muncie, Ind., January 2, 2009) First Merchants Corporation (NASDAQ: FRME) successfully completed it's previously announced merger with Lincoln Bancorp (NASDAQ: LNCB), of Plainfield, Indiana on Wednesday, December 31, 2008.

With over $830 million in assets, upon integration, Lincoln Bank will combine with First Merchants Bank of Central Indiana in the 2nd quarter of 2009. After the combination, First Merchants will serve the greater Indianapolis area with 24 banking centers in Hamilton, Johnson, Hendricks Madison, Brown, and Morgan Counties. In addition, Lincoln serves customers through three banking center locations in Clinton and Montgomery Counties.

Mike Stewart, First Merchants Corporation's Chief Banking Officer added, "We are pleased that this merger received overwhelming approval at the Lincoln Bancorp special shareholder meeting. Convenience is an intended benefit, and Lincoln's customers will now have access to expanded product and service options including trust services, wealth management and insurance. The capital resources, lending capacity and related financial services First Merchants provides will enable us to focus on core growth in the Indianapolis and surrounding community markets." Stewart will become President and CEO of the newly combined bank.

Founded in 1884, Lincoln Bancorp built a long history of deep-rooted commitment to community banking by providing personalized financial services solutions to consumer and business customers. Jerry Engle, President and CEO of Lincoln Bank stated, "The combined strength of Lincoln Bank and First Merchants provides us with the opportunity to offer enhanced products and services. Our customers will benefit from the First Merchants network of 82 banking centers and ATM network throughout Indiana and Ohio."

Michael C. Rechin, President and Chief Executive Officer of First Merchants Corporation commented, "The solid community banking reputation and commitment that Lincoln Bank has established over their long history, mirrors the First Merchants culture of partnership with both our customers and communities. Our partnership is accretive to the current Lincoln Bank model, providing the strength of scalable solutions and powerful tools for personal and business growth in a larger footprint. This acquisition aligns with our strategic vision to provide superior banking services that are decisioned and delivered locally. I'm excited about the benefit this brings to all of our customers, shareholders and employees."

As part of the $78 million merger, shareholders of Lincoln Bancorp will receive approximately 3,040,460 shares of First Merchants Corporation common stock and approximately $16.8 million in cash in exchange for their Lincoln Bancorp common shares.

About First Merchants Corporation

First Merchants Corporation is a financial holding company headquartered in Muncie, Indiana. Subsidiaries of the Corporation include First Merchants Bank, N.A., First Merchants Bank of Central Indiana, N.A., Lafayette Bank & Trust Company, N.A., Commerce National Bank, Lincoln Bank and First Merchants Trust Company, N.A. The Corporation also operates First Merchants Insurance Services, a full-service property casualty, personal lines, and healthcare insurance agency.

First Merchants Corporation's common stock is traded over-the-counter on the NASDAQ National Market System under the symbol FRME. Quotations are carried in daily newspapers and can be found on the company's Internet web page (http://www.firstmerchants.com).

                                     * * * *